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                                                                    EXHIBIT 10.6


                                  AMENDMENT TO
                           THREE PARTY LEASE AGREEMENT

      This AMENDMENT TO THREE PARTY LEASE AGREEMENT (this "Amendment") is made as of this 30th day of January, 1998 by Getty Properties Corp., a Delaware corporation ("Properties"), successor by merger and name change to Getty Realty Corp. ("Realty"), Fleet National Bank (the "Bank") and Leemilt's Petroleum, Inc. (the "Borrower").

                                   WITNESSETH:

      WHEREAS, Realty duly authorized, executed and delivered that certain Three Party Lease Agreement dated as of April 18, 1997 by and among Realty, the Bank and the Borrower (the "Lease Agreement");

      WHEREAS, Getty Merger Sub, Inc. merged with and into Realty and Realty changed its name to "Getty Properties Corp." effective as of January 30, 1998;

      WHEREAS, the execution and delivery of this Amendment is a condition precedent to the Bank's and the Borrower's agreement to enter into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment");

      NOW, THEREFORE, for good and valuable consideration paid and in consideration of the promises herein, the receipt and sufficiency of which are hereby acknowledged, Properties, the Bank and the Borrower agree as follows:

      1. All references in the Lease Agreement to "Realty" or "Lessee" shall be changed to be references to "Properties".

      2. In line 4 of paragraph 27 of the Lease Agreement, the number "8" is hereby deleted and the number "26" is substituted in place thereof.

      3. Properties hereby affirms and acknowledges (i) the continued validity of the Lease Agreement and (ii) that the Lease Agreement, except as expressly amended hereby, remains in full force and effect. Properties agrees that the obligations of
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                                     -2-


            Properties to the Bank under the Lease Agreement, and the terms and provisions of the Lease Agreement as amended hereby, are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as if set forth herein in their entirety. Properties consents to the amendments set forth in the Second Amendment.

      4. This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.
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       IN WITNESS WHEREOF, Properties, the Bank and the Borrower have caused this Amendment to be made by their respective duly authorized officers as a sealed instrument as of the date first set forth above.

                                       GETTY PROPERTIES CORP.

                                       By: /s/ John J. Fitteron
                                           -------------------------------
                                           Name:  John J. Fitteron
                                           Title: Senior Vice President
                                                  Treasurer and Chief
                                                  Financial Officer


                                       FLEET NATIONAL BANK

                                       By:
                                           -------------------------------
                                           Name:  Michael A. Palmer
                                           Title: Vice President


                                       LEEMILT'S PETROLEUM, INC.

                                       By: /s/ John J. Fitteron
                                           -------------------------------
                                           Name:  John J. Fitteron
                                           Title: Senior Vice President
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       IN WITNESS WHEREOF, Properties, the Bank and the Borrower have caused this Amendment to be made by their respective duly authorized officers as a sealed instrument as of the date first set forth above.

                                       GETTY PROPERTIES CORP.

                                       By:
                                           -------------------------------
                                           Name:  John J. Fitteron
                                           Title: Senior Vice President
                                                  Treasurer and Chief
                                                  Financial Officer


                                       FLEET NATIONAL BANK

                                       By: /s/ Michael A. Palmer
                                           -------------------------------
                                           Name:  Michael A. Palmer
                                           Title: Vice President


                                       LEEMILT'S PETROLEUM, INC.

                                       By:
                                           -------------------------------
                                           Name:  John J. Fitteron
                                           Title: Senior Vice President